UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2026

Fermi Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42888	33-3560468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 S. Taylor St., Suite 301 Amarillo, TX	79101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 894-7855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FRMI	The Nasdaq Stock Market LLC
Common Stock, $0.001 par value	FRMI	The London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2026, pursuant to the previously disclosed Director Nomination Agreement, dated September 30, 2025, by and among Fermi Inc. (the “Company”), TMNN Manager LLC (“TMNN”), Caddis Capital, LLC, and the Melissa A. Neugebauer 2020 Trust (the “Director Nomination Agreement”), Vicksburg Equity Holdings, LLC (“Vicksburg”), as assignee from TMNN, exercised TMNN’s right to nominate, and the board of directors of the Company (the “Board”) elected effective as of May 4, 2026, Mr. Larry Kellerman, the Chief Power Officer of the Company, to the Board to fill the vacancy created by Mr. Neugebauer’s previously announced departure from the Board. Mr. Kellerman will serve as a Class III director of the Company, with an initial term expiring at the Company’s 2028 annual meeting, or until his earlier resignation, death or removal.

The Board has not approved any changes to Mr. Kellerman’s compensation in connection with his appointment. If and when the Company enters into or amends any material compensatory arrangement with Mr. Kellerman in connection with his appointment, the Company will file an amendment to this Current Report on Form 8-K to disclose the material terms thereof, as required by Item 5.02(e) of Form 8-K.

Other than the Director Nomination Agreement, there are no arrangements or understandings between Mr. Kellerman and any other person pursuant to which Mr. Kellerman was appointed as a director of the Company. Vicksburg is controlled by Mr. Neugebauer. The information required by Items 401(b), 401(d) and 404(a) of Regulation S-K with respect to Mr. Kellerman is incorporated herein by reference from the Company’s Amendment No. 1 on Form 10-K/A to its annual report for the year ended December 31, 2025, filed with the Securities and Exchange Commission on April 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERMI INC.

Date: May 5, 2026	By:	/s/ George Wentz
	Name:	George Wentz
	Title:	General Counsel

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